Exhibit 10.1.c

Amendment No. 1 to Continuity Agreement between AGL Resources Inc. and Paula G. Rosput

AMENDMENT NO. 1 TO CONTINUITY AGREEMENT

This Amendment No. 1 to Continuity Agreement (this “First Amendment”) is made and entered into as of the 1st day of May 2003, by and between AGL Resources Inc. (the “Company”) and Paula G. Rosput (the “Executive”).

WHEREAS, Executive and Company are parties to a Continuity Agreement (the “Agreement”) dated as of August 28, 2000 (the “Effective Date”); and

WHEREAS, the Agreement, by its terms, is scheduled to expire on the date that is three years from the Effective Date; and

WHEREAS, Executive and the Company have mutually agreed that the term of the Agreement should be extended until December 31, 2003;

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants and agreements of the parties set forth in this First Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.

Section 2.1 of the Agreement is hereby amended by deleting said section in its entirety and inserting, in lieu thereof, the following:

2.1

Term.

This Agreement shall commence on the Effective Date and shall continue in effect until 11:59 p.m., Eastern Time, on December 31, 2003 (the “Term”).

2.

Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.  From and after the date of this First Amendment, all references to the Agreement shall be deemed to refer to the Agreement as amended by this First Amendment.

3.

This First Amendment may be executed in one or more counterparts, each of which shall be considered one and the same agreement.

IN WITNESS WHEREOF, the Executive and the Company have executed this

First Amendment as of the date and year first above written.

AGL Resources Inc.

By:

/s/ Felker W. Ward, Jr.

Title:

Chairman, Compensation Committee of the Board of Directors

/s/ Paula G. Rosput

Name:  Paula G. Rosput